C o p y r i g h t © 2 0 2 2 L i s a t a T h e r a p e u t i c s , I n c . A l l r i g h t s r e s e r v e d . LISATA EUTICSTHERAP Targeted Therapy Delivered David J. Mazzo, Ph.D. Chief Executive Officer Corporate Presentation | November 10, 2022 Nasdaq: LSTA www.lisata.com EXHIBIT 99.2

Forward-looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict”, target and similar expressions and their variants, as they relate to Lisata or its management, may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to the long-term success of Lisata’s recently completed merger (the “Merger”) with Cend Therapeutics, Inc. (“Cend”), including the ongoing integration of Cend’s operations; Lisata’s continued listing on the Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of Lisata; the approach Lisata is taking to discover, develop and commercialize novel therapeutics; the adequacy of Lisata’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; and the difficulty in predicting the time and cost of development of Lisata’s product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the impact of the ongoing COVID-19 pandemic on Lisata’s business, the safety and efficacy of Lisata’s product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in Lisata’s clinical programs, Lisata’s ability to finance its operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of Lisata’s scientific studies, Lisata’s ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in Lisata’s markets, the ability of Lisata to protect its intellectual property rights; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; potential underperformance of Lisata’s business following the Merger as compared to management’s initial expectations; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Lisata’s Annual Report on Form 10-K filed with the SEC on March 22, 2022, and in the proxy statement/prospectus filed by Lisata with the Securities and Exchange Commission relating to the Merger. Except as required by applicable law, Lisata undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. 2

Investment highlights Stable finances: ~$75.5 million cash & investments as of 9/30/22; no debt Proprietary field-leading technology in underserved global indications backed by a strong IP portfolio Platform technology “validated” by strong existing partnerships with potential for many others Multiple potential value creating data and business development events projected in the next 12-24 months Seasoned management with domain expertise along with big pharma and emerging pharma experience Nasdaq-listed with a focused mid-late-stage clinical development pipeline and a promising preclinical platform │ NOVEL TECHNOLOGY TO IMPROVE EFFICACY OF ANTI-CANCER DRUGS FOR SOLID TUMORS │ │ EXISTING CAPITAL EXPECTED TO FUND ANTICIPATED MILESTONES │ EXISTING STRATEGIC PARTNERSHIPS │ 33 *SoC = standard-of-care

Proprietary platform technologies 4 CendR Platform™ - a targeted tissue penetration technology to enhance drug delivery to solid tumors  Converts tumor stroma from barrier to conduit for efficient delivery of chemo-, targeted and immunotherapies • Delivery accomplished via co-administration or by tethering  Selectively depletes intratumoral immunosuppressive cells  Combination with many existing chemo- and immuno-therapeutics possible in a variety of indications Tumor-Penetrating Nanocomplex (TPN) Platform™ - broad potential for delivery of nucleic acid-based therapies  Addressing key challenges to delivery of nucleic acid-based drugs to treat solid tumor cancers  Clinical development candidate identification targeted for 2023 CD34+ Cell Therapy Platform - designed to address diseases and conditions caused by ischemia  CD34+ cells repeatedly demonstrated vascular repair in multiple organs and have been clinically studied in a variety of ischemic diseases by numerous investigators across many sites and countries • Consistent results of rigorous clinical studies comprising >1,000 patients published in peer reviewed journals1-4 • Single treatments elicited durable therapeutic effects • Treatment generally well-tolerated 1 Povsic, T. et al. JACC Cardiovasc Interv, 2016, 9 (15) 1576-1585 2 Losordo, D.W. et al. Circ Cardiovasc Interv, 2012; 5:821–830 3 Velagapudi P, et al, Cardiovas Revasc Med, 2018, 20(3):215-219 4 Henry T.D., et al, European Heart Jour 2018, 2208–2216 4

Clinical development pipeline with broad therapeutic reach 5 LSTA1 (aka CEND-1), advancing in a variety of difficult-to-treat solid tumor applications  Ongoing multiple studies in first-line, metastatic pancreatic ductal adenocarcinoma (mPDAC) in combination with standard-of-care (SoC) chemotherapy  Basket trial initiation planned in 2023 expanding development to other solid tumors and additional anti-cancer drug combinations, including immunotherapies  Granted Fast Track as well as Orphan Drug Designation by the U.S. FDA in PDAC CD34+ autologous cell therapy development programs advancing to next development milestone  No additional capital outlay necessary to reach identified milestones  HONEDRA® (SAKIGAKE designated) advancing through Japanese regulatory process toward JNDA  LSTA201 proof-of-concept (PoC) results expected in 1Q23  XOWNA® development will continue if a partner is identified that can contribute the necessary capital 5

Noteworthy existing partnerships and the potential for many more Strategic partnership in China with Qilu Pharmaceutical  Exclusive rights to LSTA1 in China, Taiwan, Hong Kong and Macau  Qilu assumes all development and commercialization responsibilities and costs in the licensed territories  Potential for up to $225 million to Lisata for milestones and tiered double-digit royalties on potential sales Clinical development collaboration with Roche in mPDAC  LSTA1/gemcitabine/nab-paclitaxel treatment regimen ± atezolizumab as part of MORPHEUS trial 6 Additional partnership opportunities for broad applications of LSTA1 and the CendR Platform™ Ongoing discussions support goal to partner CD34+ programs 6

Robust development portfolio funded to next milestones

Sponsor/Funding Partner [Development Activity Venue]	Trial Products	Indication	Development Stage	Next Development Milestone
CendR Platform™ Programs				
Lisata/AGITG [Australia/New Zealand]	Gemcitabine/nab-paclitaxel with LSTA1 or placebo	First-Line Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC)	Phase 2b (ASCEND)	Enrollment completion target 4Q23 First data expected 2024
Qilu [China]	Gemcitabine/nab-paclitaxel + LSTA1	First-Line Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC)	Phase 1b/2	Preliminary data expected 2H23
Roche/Lisata [Multi-national]	Gemcitabine/nab-paclitaxel/LSTA1 ± atezolizumab	First-Line Metastatic Pancreatic Ductal Adenocarcinoma (mPDAC)	Phase 1b/2 (MORPHEUS)	Trial initiation target 1Q23
KUCC - IIT [United States]	LSTA1 + FOLFIRINOX + panitumumab*	Pancreatic, Colon and Appendiceal Cancers	Phase 1b/2 (CENDIFOX)	Enrollment completion target 4Q23 Data expected 2024
Lisata [United States]	SoC with LSTA1 or placebo	Various Solid Tumors	Phase 2a (Basket trial)	Trial initiation planned 1Q/2Q23
Lisata [United States]	TPN development candidate	Solid Tumor Cancer TBD	Preclinical	Development candidate ID target 2023 Phase 1 planned for 2024
CD34+ Platform Programs				
Lisata [United States]	HONEDRA® (LSTA12)	Critical Limb Ischemia and Buerger's Disease	Registration eligible	PMDA consultation underway
Lisata [Japan]	LSTA201	Diabetic Kidney Disease	Phase 1b – PoC	Data expected 1Q23
Lisata [United States]	XOWNA® (LSTA16)	Coronary Microvascular Dysfunction	Phase 2b (FREEDOM)	Partner sought to advance development

**Panitumumab may be added for colorectal or appendiceal patients without Ras mutation*

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LSTA1 (aka CEND-1) CendR Platform™

LSTA1 tumor targeting and microenvironment modifying MoA



LSTA1
Cargo
or
Co-admin Drug
Protease Cleavage
(Furin & others)
CendR[1] Peptide Fragment
αvβ3/β5 integrin
Nucleus
Tumor Vascular Endothelial Cell

- LSTA1 - 9 amino acid cyclic peptide; high binding specificity and affinity to αvβ3/β5 integrins that are selectively expressed on:
  - Tumor vascular endothelium
  - Cancer-associated fibroblasts, a major component of tumor stroma
  - Intratumoral immunosuppressive cells
- Once bound to αvβ3/β5 integrins, LSTA1 is cleaved by proteases (furin and others) that are up-regulated in tumors, releasing a C-end Rule (CendR) linear peptide fragment

[1] C-end Rule

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LSTA1 tumor targeting and microenvironment modifying MoA (cont.) Neuropilin-1 CendR Peptide Fragment Co-administered anti-cancer therapy CendR Pathway Tumor Vascular Endothelial Cell Nucleus Gap junction opening 10  The CendR fragment then binds with high affinity to an adjacent receptor, neuropilin-1, activating the CendR transport pathway • Circulating moieties including unbound CendR peptide fragment and co-administered or tethered drugs penetrate the stroma and tumor, providing greater intratumoral access • Activating the CendR pathway opens intratumoral gap junctions enhancing extravasation of immune cells into tumors 10

LSTA1 selectively and efficiently facilitates intratumoral delivery Pancreatic ductal adenocarcinoma (arrow) imaging with Fluorescent Quantum Dots (FQDs) with and without LSTA1 1 Braun et al., Nature Mater. 2014. 2 Liu, Braun et al., Nature Comm. 2017. 11  FQD + LSTA1 followed by etching solution • LSTA1 enabled selective tumor penetration of FQDs +etch* +etch* +LSTA1  FQD alone followed by etching solution to quench fluorescence in circulation 11

Increased tumor penetration enhances antitumor activity across range of treatment modalities

Lung cancer + gemcitabine


PBS
iRGD
Gemcitabine
Gemcitabine + CEND-1
Zhang et al.,
Plos One, 2015
Tumor volume (mm³)
GEM + CEND-1
Days

Breast cancer + nanoparticle Abraxane


Sugahara et al.,
Science, 2010
PBS
ABX
ABX + CEND-1
Tumor volume (mm³)
Days of treatment

Breast cancer + antibody (Herceptin®)


Sugahara et al., Science, 2010
PBS
CEND-1
Trastuzumab 9 mg/kg
Trastuzumab +CEND-1
Tumor volume (mm³)
Days of treatment

Pancreatic ductal adenocarcinoma


Survival rate (%)
Ir-silicasome + iRGD
Ir-silicasome
iRGD
PBS
Days

Orthotopically transplanted KPC PDAC tumors
CEND-1 + irinotecan nanoparticles (i.v. co-admin)

Pancreatic ductal adenocarcinoma


iRGD Gem
Gem only
(■: censored)
(p = 0.0197)
Percent survival
Days

KPC mice genetically engineered to develop PDAC
CEND-1 + gemcitabine (i.v. co-admin)

GI cancer + adoptive cell therapy


Ding et al.,
Nat. Comm. 2019
Control
IL-2
CTL
CTL+iRGD
CTL-iRGD
PD1-KO-CTL
PD1-KO-CTL+iRGD
PD1-KO-CTL-iRGD
Tumor volume (mm3)
CEND-1 co-admin
CEND-1 coating
Days post tumor challenge (days)

[1] Hurtado de Mendoza et al, *Nature Comms*, 2021.
[2] Liu X et al., J Clin Invest, 2017.

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Treatment of solid tumors represents a large unmet clinical need 1 CA A Cancer J Clinicians, Volume: 72, Issue: 1, Pages: 7-33, First published: 12 January 2022, DOI: (10.3322/caac.21708) It is estimated that more than 1.9 million new cases of cancer will be diagnosed in 2022 In the U.S. alone, solid tumors account for over 90% of new cancer cases An estimated 609,360 people will die from cancer in 2022, corresponding to ~1,670 deaths per day 13 Pancreatic cancer is among the deadliest cancers in the U.S. with a five-year survival rate of only 11% Estimated New Cancer Cases and Deaths in the United States, 20221 Pancreas 32,970 3% Pancreas 29,710 3% Pancreas 23,860 8%Pancreas 25,970 8%

LSTA1 Phase 1b results reinforce promise of improving SoC efficacy 14 First-line, mPDAC patients from 3 sites in Australia; ► n=31 (29 evaluable); LSTA1 in combination with SoC (gemcitabine + nab-paclitaxel) ► LSTA1 well-tolerated, no dose-limiting toxicities; safety with LSTA1 consistent with SoC alone ► Unprecedented improvement of SoC anti-tumor activity 1,2 • Overall Response Rate (PR+CR=ORR) 59% (vs. 23%) including Complete Response • Disease Control Rate at 16 weeks 79.3% (vs. 48%) • CA19-9 circulating tumor biomarker reductions in 96% of patients (vs. 61%) • Median Progression-Free Survival 9.7 months (vs. 5.5 months2) • Median Overall Survival 13.2 months (vs. 8.5 months2) 1 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022. 2 Von Hoff D, et al., New England Journal of Medicine, 2013. 14

Ongoing and Planned LSTA1 Clinical Trials

ASCEND: Phase 2b randomized, double-blind trial in AUS and NZ Sponsor/Partner  Lisata/Australasian Gastro-Intestinal Trials Group (AGITG) in collaboration with the NHMRC Clinical Trial Centre at the University of Sydney  AGITG/LSTA co-funded Design  Phase 2b randomized, double-blind study in mPDAC Study Size  ~125 subjects (~40 sites planned in Australia, New Zealand and, possibly, Ireland) Endpoints  Primary: Progression Free Survival  Secondary: AEs, SAEs, Overall Survival, Objective Tumor Response Rate Control/Comparator  SoC chemotherapy (gemcitabine + nab-paclitaxel) with LSTA1 or placebo Objective  Corroborate Phase 1b results in a placebo-controlled study  Possibly determine if a second dose of LSTA1 further improves patient outcomes Timing  Enrollment completion target late 2023/early 2024  Earliest possible data 2024 1616

LSTA1 Phase 1b/2 trial in China Sponsor/Partner  QILU Pharmaceutical (funds all development in China) Design  Phase 1b/2 open-label study in advanced mPDAC patients of Chinese ethnicity Study Size  50 subjects (~15 sites) Endpoints  Primary: AEs, SAEs, Objective Response Rate, Duration Response Rate, Disease Control Rate, Overall Survival, and Progression Free Survival  Secondary: Pharmacokinetic parameters Control/Comparator  SoC chemotherapy (gemcitabine + Qilu-produced nab-paclitaxel) in combination with LSTA1 Objective  Evaluate safety, pharmacokinetics and preliminary efficacy of LSTA1 added to SoC in Chinese patients with mPDAC Timing  Preliminary data expected 2H23 1717

CENDIFOX: Phase 1b/2 trial in U.S. Sponsor/Partner  University of Kansas Medical Center (Investigator initiated trial)  KUCC funded; Lisata provides LSTA1 Design  Phase 1b/2 open-label study in pancreatic, colon and appendiceal cancers Study Size  50 subjects Endpoints  Primary: Drug Safety  Secondary: Overall Survival, Disease-free Survival, Overall Response Rate, RO Resection Rate, Pathological Response Rate Control/Comparator  SoC chemotherapy (neoadjuvant FOLFIRINOX-based therapies with LSTA1) Objective  Evaluate the safety of LSTA1 in combination with neoadjuvant FOLFIRINOX-based therapies for the treatment of pancreatic, colon, and appendiceal cancers Timing  Enrollment completion target 4Q23  Data readouts possible throughout 2023 with complete results expected 2024 1818

Planned LSTA1 Phase 2 proof-of-concept basket trial Sponsor/Partner  Lisata Design  Phase 2, randomized, double-blind, placebo-controlled, proof-of-concept trial in multiple advanced solid tumor types (U.S.) with corresponding standards of care Study Size  160 (assuming 4 tumor types) Endpoints  Primary: OS  Secondary: Safety, ORR, PFS Control/Comparator  Tumor-type specific SoC chemotherapy in combination with LSTA1 or placebo Objective  Evaluate the preliminary efficacy, safety and tolerability of LSTA1 in combination with standards of care in subjects with advanced solid tumors Timing  Trial initiation target: 1Q/2Q23 19

Tissue- Penetrating Nanoparticle (TPN) Platform™

TPN Platform™ for nucleic acid medicine delivery to solid tumors 21  Early antisense oligonucleotide (ASO) and small interfering RNA (siRNA) anticancer programs failed to translate preclinical efficacy to clinical success • Tumor stroma serves as primary impediment to effective delivery • High doses to drive intratumoral concentration resulted in on- and off-target side effects, including, but not limited to, clotting factors and renal toxicities • >95% of ASO and siRNA drugs sequestered in endosomes  Passive targeting (i.e., lipid nanoparticles) appears ineffective  Non-targeted cell-/tissue-penetrating moieties can disrupt unintended tissues  Moieties to target tumor increase bulk and may exacerbate problem of transiting stroma Targeted approach to transit tumor stroma may enable effective solid tumor treatment 21 DELIVERY ISSUES LIMIT ANTICANCER APPLICATIONS OF RNA-BASED THERAPEUTICS

TPN Platform™ addresses nucleic acid tumor delivery challenges 22 Self-Assembly Varying components enables control of particle size and other properties Tumor-Penetrating NanocomplexsiRNA pictured, also demonstrated with single stranded antisense and microRNAs CendR targeting peptide Endosome escape moiety 22  Peptides provide tumor and/or immune cell targeting  Unique CendR pathway activation to penetrate stroma and deliver efficacious drug concentrations to all layers of solid tumors  Technologies to evade endosome sequestration  Targeted tissue penetration drives dose- and toxicity-sparing potency  Ease of synthesis vs. biologics such as virus-like particles, Ab-conjugates or exosomes

CD34+ Cell Therapy Platform Technology

XOWNA® [LSTA16 (formerly known as CLBS16)] Coronary Microvascular Dysfunction (USA)

XOWNA® development status

Summary

- Coronary Microvascular Dysfunction (CMD) represents a large unmet medical need
  - Deficient heart microvasculature ***without large vessel obstructive disease*** causing frequent, severe angina
  - Not treatable by stents/bypass; responds poorly or not at all to available pharmacotherapies
  - U.S. CMD population potentially treatable by XOWNA® ranges from ~415,000 to ~1.6 million patients[1]
  - Compelling Phase 2a (published ESCaPE-CMD trial) results show the potential of XOWNA® to significantly improve symptoms of CMD
  - Phase 2b (FREEDOM) trial impacted directly and indirectly by COVID pandemic resulted in insurmountable enrollment rate challenges and population heterogenicity; trial enrollment suspended in May 2022 after ~1/3 of the intended subjects enrolled

Next Steps

- Analysis of results of FREEDOM Trial subjects completing 6-month follow-up along with KOL input suggests that execution of a redesigned FREEDOM-like trial is an appropriate next step
  - Cost of such trial is financially challenging in a "go-it-alone" strategy
- XOWNA® development will continue if a partner is identified that contributes the necessary capital

[1] Marinescu MA, et al. JACC Cardiovasc Imaging. 2015;8:210-220

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HONEDRA® [LSTA12 (formerly known as CLBS12)] Critical Limb Ischemia (Japan) SAKIGAKE designated – Japan Orphan Drug designated (Buerger’s disease) - USA Advanced Therapeutic Medicinal Product (ATMP) designated – EU

Indication: critical limb ischemia (CLI)  Severe arterial obstruction impeding blood flow in the lower extremities • Includes severe rest pain and non-healing ulcers  Buerger’s disease (BD: inflammation in small and medium arteries) is a form of CLI associated with a history of heavy smoking (orphan population)  Patients with no-option CLI have persistent symptoms even after bypass surgery, angioplasty, stenting and available pharmacotherapy  CLI has been categorized as Rutherford Classification Stages1 • Stages: 1-3 (mild to severe claudication); 4 (rest pain); 5 (minor tissue loss); 6 (major tissue loss) • CLI patients are at high risk of amputation and death with increasing Rutherford score  Multi-million-dollar opportunity with an increasing prevalence of arteriosclerosis obliterans (ASO) and CLI in Japan  Positive previously published Phase 2 results in Japan3,4 2727 1 Reinecke H., European Heart Journal, 2015 Apr 14;36(15):932-8 3 Kinoshita et al, Atherosclerosis 224 (2012) 440-445 4 Losordo, D.W. et al, Circulation 2012; 5(6):821-830

HONEDRA® registration-eligible study in Japan Primary Endpoint  Time to continuous CLI-free (2 consecutive monthly visits, adjudicated independently) Target Study Size  35 subjects; recruited across 12 centers in Japan • 30 with no-option CLI (ASO) + 5 with BD; all Rutherford category 4 or 5 Dose  Up to 106 cells/kg of HONEDRA® (LSTA12) Control/Comparator  SoC: wound care plus drugs approved in Japan • Including antimicrobials, antiplatelets, anticoagulants and vasodilators Mode of Administration  Intramuscular, 20 injections in affected lower limb in a single treatment Objective  Demonstrate a trend toward efficacy and acceptable safety to qualify for consideration of early conditional approval under Japan’s Regenerative Medicine Development Guidelines 2828

HONEDRA® development next steps  Combined CLI and BD interim data suggest trend toward efficacy and acceptable safety • HONEDRA® was safe and well tolerated • Treatment group reached CLI-free status faster than SoC group (primary endpoint)  Consultation process with the Pharmaceuticals & Medical Devices Agency (PDMA) is underway in support of the planned filing of a Japan New Drug Application 2929

LSTA201 (formerly known as CLBS201) Diabetic Kidney Disease

LSTA201 in diabetic kidney disease (DKD)

Development Rationale

- The stages of CKD are determined by GFR rate, an indication of how well the kidneys are filtering blood[1]
- CKD is often associated with progressive microvasculature damage and loss[2,3]
- Preclinical studies show that microcirculation replenishment improves kidney function
- CD34+ cells are promoters of new capillary growth, improving the microvasculature
- Therapies currently available and/or expected to be available over the next 5–10 years will slow the progression of CKD/DKD
- A regenerative DKD therapy (i.e., one that reverses disease course) could represent a medical and pharmacoeconomic breakthrough

Clinical Strategy

- To demonstrate that CD34+ cell mobilization, donation, and administration can be tolerated by patients with CKD and type 2 diabetes
- To demonstrate that regeneration of the kidney microcirculation using CD34+ cell therapy improves kidney function

[1] 2020 Dallas Nephrology Associates.
[2] Chade AR. (2017) Small Vessels, Big Role: Renal Microcirculation and Progression of Renal Injury. Hypertension; 69(4):551-563.
[3] *Zuk, Anna & Bonventre, Joseph. (2016). Annual Review of Medicine. 67. 293-307. 10.1146/annurev-med-050214-013407.*

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LSTA201: Phase 1b open-label, proof-of-concept study in U.S. Endpoints  Change in eGFR compared to baseline, assessed at 6 months  Change in Urine albumin-to-creatinine ratio (UACR) and urine protein-to-creatinine ratio (UPCR) from baseline to 3 and 6 months Study Size  6 patients (1 sentinel - unilateral inj., 1 sentinel - bilateral inj., 4 bilateral inj. patients) Dose  1 x 106 – 300 x 106 cells administered as a one-time infusion Patient Population  Stage 3b DKD Design  Open-label, proof-of-concept Phase 1b study Mode of Administration  Intra-arterial injection into one or both renal arteries Timing  Top-line data target for all subjects: 1Q23 3232

Anticipated milestones

2022

- Ph2b ASCEND trial initiated
- HONEDRA® PMDA clinical pre-consultation underway

2023

- MORPHEUS Ph1b/2 target initiation 1Q23
- Ph2a Basket study of LSTA1 target initiation 1Q/2Q23
- Qilu Ph1b/2 (China) preliminary data expected 2H23
- TPN development candidate ID target 2H2023
- CENDIFOX preliminary data 2H2023
- CENDIFOX enrollment completion target 4Q23
- ASCEND enrollment completion target 4Q23
- LSTA201 topline data targeted 1Q23
- HONEDRA® PMDA formal clinical consultation targeted 2Q23
- HONEDRA® pre-JNDA pre-consultation targeted 3Q23
- HONEDRA® PMDA non-clinical consultation 2023

2024

- CENDIFOX data expected 2024
- ASCEND first data expected 2024
- Qilu data expected 2024
- TPN development candidate Ph1 targeted 2024

— Oncology (LSTA1) Programs

— Ischemic Disease (CD34+ cell therapy) Programs

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Key financial information 34 Cash & Investments: As of September 30, 2022 $75.5 million Nine months ended September 30, 2022, Operating Cash Burn1: $17.0 million Debt as of September 30, 2022: $0 Common Shares Outstanding: As of September 30, 2022 7.9 million shares Options Outstanding as of September 30, 2022: Exercise Price: $0.02 - $4.22 = 1,127,000 shares Exercise Price: > $4.22 = 272,000 shares 1.4 million shares2 Warrants Outstanding as of September 30, 2022 : Weighted Average Exercise Price: $42.57 1.4 million shares 1 Excludes $2.3 million in net proceeds from sale of New Jersey NOLs 2 Includes 1.2 million options assumed through the merger at a weighted average exercise price of $3.77

Investment highlights Stable finances: ~$75.5 million cash & investments as of 9/30/22; no debt Proprietary field-leading technology in underserved global indications backed by a strong IP portfolio Platform technology “validated” by strong existing partnerships with potential for many others Multiple potential value creating data and business development events projected in the next 12-24 months Seasoned management with domain expertise along with big pharma and emerging pharma experience Nasdaq-listed with a focused mid-late-stage clinical development pipeline and a promising preclinical platform │ NOVEL TECHNOLOGY TO IMPROVE EFFICACY OF ANTI-CANCER DRUGS FOR SOLID TUMORS │ │ EXISTING CAPITAL EXPECTED TO FUND ANTICIPATED MILESTONES │ EXISTING STRATEGIC PARTNERSHIPS │ 3535 *SoC = standard-of-care

LISATA THERAPEUTICS

Targeted Therapy Delivered

Investor Relations Contact:
John D. Menditto
VP, IR & Corporate Communications
o: (908) 842-0084 | e: jmenditto@caladrius.com

Nasdaq: LSTA | www.lisata.com



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